BLACKROCK FUNDS SM

BlackRock U.S. Insights Long/Short Equity Fund

(the “Fund”)

Supplement dated November 19, 2025 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated September 26, 2025, as supplemented to date

On November 18, 2025, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of the Fund, approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on December 31, 2025, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about January 30, 2026 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock U.S. Insights Long/Short Equity Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock U.S. Insights Long/Short Equity Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Managers	Portfolio Manager of the Fund Since	Title
William Su	2023	Managing Director of BlackRock, Inc.
Linus Franngard	2023	Managing Director of BlackRock, Inc.
Travis Cooke, CFA	2023	Managing Director of BlackRock, Inc.
Simon McGeough	2023	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. William Su, Linus Franngard, Travis Cooke, CFA, and Simon McGeough are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
William Su	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2018.
Linus Franngard	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2016.
Travis Cooke, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2012.
Simon McGeough	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Director of BlackRock, Inc. since 2019.

Shareholders should retain this Supplement for future reference.

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